Pruco Life Insurance Company
                   Pruco Life Insurance Company Of New Jersey

                         Strategic Partners Annuity One
                             Strategic Partners Plus
                        Strategic Partners Annuity One 3
                            Strategic Partners Plus 3

                          Strategic Partners FlexElite

                           Strategic Partners Advisor



                        Supplement, dated March 19, 2007
                                       To
                         Prospectuses, dated May 1, 2006

We are issuing this supplement to each of the above-referenced prospectuses for actively-sold contracts, in order to describe an alternative way in which the death benefit under your annuity may be paid to your beneficiaries.

This Supplement should be read and retained with the current Prospectus for your annuity contract. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact us at (888) PRU-2888.


A. In the "What Is The Death Benefit?" section of each prospectus, in the sub-section entitled "Payout Options," we re-word the lead-in language to the second paragraph to state "With respect to a death benefit paid on or before March 19, 2007, the death benefit payout options are . . . ", and we add the following to the end of that section:

With respect to a death benefit paid after March 19, 2007, unless the surviving spouse opts to continue the contract (or spousal continuance is required under the terms of your contract), a beneficiary may, within 60 days of providing proof of death, take the death benefit as follows:


     o as a lump sum. If the beneficiary does not choose a payout option within sixty days, the beneficiary will be paid in this manner; or

     o as payment of the entire death benefit within a period of 5 years from the date of death; or

     o as a series of payments not extending beyond the life expectancy of the beneficiary, or over the life of the beneficiary. Payments under this option must begin within one year of the date of death; or

     o as the beneficiary continuation option, described immediately below.


Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options, as well as an election form with which the beneficiary may choose an option.


Beneficiary Continuation Option

Instead of receiving the death benefit in a single payment, or under an annuity option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code. This "Beneficiary Continuation Option" is described below and is available for both qualified contracts (i.e., contracts sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified contracts. In the section below entitled "Alternative Death Benefit Payment Options - Qualified Contracts", we describe Beneficiary Continuation Option provisions that are unique to qualified contracts.

Under the beneficiary continuation option:

o The Owner's contract will be continued in the Owner's name, for the benefit of the beneficiary.
o Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, we charge an amount equal to 1.00% annually, imposed daily against the average daily net assets allocated to the variable investment options.
o Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of contract value if the contract value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
o The initial contract value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
o The available variable investment options will be among those available to the Owner at the time of death, however certain variable investment options may not be available.
o The beneficiary may request transfers among variable investment options, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
o No fixed interest rate options will be offered. o No additional Purchase Payments can be applied to the contract.
o The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary. o The beneficiary can request a withdrawal of all or a portion of the contract value at any time without application of any applicable CDSC.

o Upon the death of the Beneficiary, if the beneficiary's successor does not take a lump sum, the successor may take any remaining benefit over the life expectancy of the beneficiary.


Currently, only Investment Options corresponding to Portfolios of the American Skandia Trust and the Prudential Money Market Portfolio of The Prudential Series Fund are available under the Beneficiary Continuation Option.

In addition to the materials referenced above, the beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option. We may pay compensation to the selling broker-dealer based on amounts held in the Beneficiary Continuation Option.

Alternative Death Benefit Payment Options - Qualified Contracts

The Code provides for alternative death benefit payment options when a contract is held through a tax-qualified arrangement that requires minimum distributions. Upon death under an IRA, 403(b) or other "qualified investment", a beneficiary may generally elect to continue the contract and receive minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether death occurred on or before the date minimum distributions under the Code were required to begin, and whether the beneficiary is the surviving spouse.

o If death occurs before the date minimum distributions must begin under the Code (i.e., by April 1 of the year after the year the Owner reaches age 70 1/2), the death benefit can be paid out in either a lump sum, within five years from the date of death, or over the life or life expectancy of the designated beneficiary (as long as payments begin by December 31st of the year following the year of death). However, if the spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of the spouse with such payments beginning no later than December 31st of the year following the year of death or December 31st of the year in which the deceased would have reached age 70 1/2, which ever is later.


o If death occurs after the date minimum distributions must begin under the Code (i.e., by April 1 of the year after the year the Owner reaches age 70 1/2), the death benefit must be paid out at least as rapidly as under the method that had been in effect when the Owner was receiving distributions. A beneficiary has the flexibility to take out more each year than required under the minimum distribution rules.


Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date minimum distributions must begin under the Code.

The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.



B. For each of the above-referenced prospectuses, we revise the section entitled "Summary of Contract Expenses" to the extent indicated below to illustrate the fees that are unique to the Beneficiary Continuation Option:



                       CONTRACT OWNER TRANSACTION EXPENSES

Maximum Transfer Fee
  Each transfer after 20
  (Beneficiary Continuation Option ONLY)                                 $10.00




The next table describes the fees and expenses you will pay periodically during the time that you own the contract, not including underlying mutual fund fees and expenses.

                            PERIODIC ACCOUNT EXPENSES


Maximum Annual Contract Fee
  If Contract Value is less than $25,000
  (Beneficiary Continuation Option ONLY)   lesser of $30 or 2% of Contract Value



                      INSURANCE AND ADMINISTRATIVE EXPENSES


        AS A PERCENTAGE OF CONTRACT VALUE IN VARIABLE INVESTMENT OPTIONS

Settlement Service Charge*                                                1.00%


* The other Insurance and Administrative Expense Charges do not apply if you are a beneficiary under the Beneficiary Continuation Option. Instead, the Settlement Service Charge set forth here applies, if your beneficiary elects the Beneficiary Continuation Option. The 1.00% charge is an annual charge that is assessed daily against the assets in the variable investment options.



C. For each of the above-referenced prospectuses, in the section entitled "What Are the Expenses Associated With The . . . Contract", the following paragraph is added, immediately before "Taxes Attributable To Premium" (and an entry entitled "Beneficiary Continuation Option Charges" is added as a new line item to the Table of Contents):

     Beneficiary Continuation Option Charges: If your beneficiary takes the death benefit under the beneficiary continuation option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the variable investment options, and is equal to an annual charge of 1.00%. In addition, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of contract value if the contract value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request. Finally, transfers in excess of 20 per year will incur a $10 transfer fee.


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